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                                                                   EXHIBIT 10.72

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      FOR RESTAURANT MARKETING CORPORATION


          NON-QUALIFIED STOCK OPTION AGREEMENT ("Option Agreement") dated as of May 8, 1996, providing for the granting of an option by KOO KOO ROO, INC. , a Delaware corporation (the "Company"), to Restaurant Marketing Corporation ("RMC").

          The Board of Directors of the Company has determined that RMC is to be granted an option to buy shares of the Company's common stock, par value $.O1 (the "Shares"), on the terms and subject to the conditions hereinafter provided.

          1.  NUMBER OF SHARES, OPTION PRICE.  The Company hereby grants to RMC
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a non-qualified option (the "Option") to purchase one million (1,000,000) Shares
(the "Option Shares") at a price per share (the "Option Price") of eight dollars ($8.00) on the terms and subject to the conditions set forth herein and in the Business Development Services Agreement dated the same as above between RMC and the Company ("Business Development Services Agreement"), which Business Development Services Agreement is incorporated herein by this reference. RMC shall not have any of the rights of a stockholder with respect to the Option Shares covered hereby until such shares have been issued.

          2.   PERIOD OF OPTION AND CONDITIONS OF EXERCISE.
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               2.1  The term of the Option shall commence on the date of this
Option Agreement (the "Date of Grant") and terminate on the earlier of ten years from the Date of Grant (the "Expiration Date") and the time at which the Option is completely terminated pursuant to Section 3 hereof. Upon the termination of the Option, all rights of RMC hereunder shall cease.

               2.2 The Option shall vest and become exercisable in accordance with the provisions of Section 3. 1 of the Business Development Services Agreement.

               2.3 The Option may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. The right of RMC to purchase Option Shares may be exercised in whole at any time or in part from time to time after and to the extent that the Option becomes exercisable. No partial exercise of the Option for less than ten thousand (10,000) Option Shares is permissible.

     3.   TERMINATION OF OPTION.  The Option shall terminate immediately upon
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the termination of tile Business Development Services AGREEMENT, but only to the extent not then vested and exercisable.
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     4.   EXERCISE OF OPTION, TRANSFERABILITY.
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     4.1  All or a portion of the Option shall be deemed exercised upon delivery to the Secretary of the Company a written notice specifying the number of shares to be purchased signed by RMC (or such other person designated by it to exercise the option) and payment in full of tile option price by any of the following or combination thereof (a) cash, (b) certified or cashier's check payable to the order of the Company, or (c) the delivery of whole shares of the Company's common stock owned by RMC, which could be purchased with additional options if approved by the Company at its sole discretion. For purposes of transactions under subparagraphs (c), the value of shares shall be deemed to equal the fair market value of tile stock on the date of the exercise of the option.

     4.2 RMC shall have the right to assign all or a portion of the Options along with the registration rights provided for in Section 3.2 of the Business Development Services Agreement.

     5.  HOLDING OF STOCK AFTER EXERCISE OF OPTIONS.  By accepting the Options,
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RMC represents and agrees, for RMC, that none of the Option Shares acquired upon exercise of the Options will be acquired with a view to any sale , transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.

     6.   ADJUSTMENTS UPON CERTAIN CHANGE.  In the event of a merger,
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consolidation, reorganization, recapitalization, spinoff stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of common stock, or extraordinary cash dividend or any other similar event or transaction, the Board of Directors, in order to prevent the dilution or enlargement of rights under this Option Agreement, shall adjust the number and type of Option Shares subject to the Options and the Option Price so as not to dilute any rights of RMC No fractional shares of stock will be issued on any such adjustment.

     7.   COMPLIANCE WITH LAW.  The Options shall not be exercised, and no
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Shares shall be issued in respect hereto unless in compliance with federal and applicable state securities laws .

     8.   TAX TREATMENT.  RMC acknowledges that the tax treatment of the
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Options, the Shares subject to this Option Agreement or any events or transactions with respect thereto may be dependent upon various factors or events which are not determined by this Agreement. Company makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment.

     9.   NON-QUALIFIED STATUS.  The options are not intended to be "Incentive
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Stock Options" as defined in Section 422A of the Code and it shall not be treated as an incentive stock option, whether or not, by its terms, it meets the requirements of Section 422A.

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     10.  NOTICES.  Any notice under this Option Agreement must be in writing,
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may be telecopies, sent by express 24-hour guaranteed courier, or hand-
delivered, or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage-prepaid and registered or certified with a return receipt requested. The addresses of the parties for the receipt of notice shall be as follows:

If to the Company:          Koo Koo Roo, Inc.
                             Attention: Chief Financial Officer
                             11075 Santa Monica Boulevard
                             Suite 225
                             Los Angeles, California 90025

If to RMC:                   Restaurant Marketing Corporation
                             c/o Mel Harris
                             10800 Biscayne Boulevard - Penthouse
                             Miami, Florida 33161-7487


     Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

     12.  FAILURE TO ENFORCE NOT A WAIVER.  The failure of either party to
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enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     13.  GOVERNING LAW.  This Option Agreement shall be governed by and
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construed according to the laws of the State of Delaware.

     14.  MISCELLANEOUS.
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          14.1   As to any conflict between the Company and RMC concerning the
Business Development Services Agreement and this Option Agreement, the provisions of the Business Development Services Agreement supersede and govern this Option Agreement.

          14.2 The invalidity or unenforceability of any provision of this Option Agreement shall not affect the validity or enforceability of any other provision of this Option Agreement, which shall remain in full force and effect.

          14.3 This Option Agreement shall be binding upon any corporate or other successor or assignee of the Company which shall acquire, directly or indirectly, by merger, consolidation or purchase, or otherwise, all or substantially all of tile business or assets of the

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Company. The Company shall require any such successor, by an agreement in form and substance satisfactory to RMC, expressly to assume and agree to perform this Option Agreement in the same manner and to tile same extent as tile Company would be required to perform if no such succession had taken place.

     IN WITNESS WHEREOF, the Company has executed this Option Agreement in duplicate on the day and year first above written.

                                            KOO KOO ROO, INC.


                                            By:  /s/ Ken Berg
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                                                 Ken Berg, Chairman

     The undersigned hereby accepts, and agrees to, all of rms and provisions of the foregoing Option Agreement.

                                            RESTAURANT MARKETING CORPORATION

                                            BY:  /s/ Mel Harris
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                                                 Mel Harris
                                                 10800 Biscayne Boulevard
                                                 Penthouse
                                                 Miami, FL 33161-7487

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